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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           _________________________

                                    FORM 8-K
                           _________________________

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported): June 10, 1999



                            TITAN EXPLORATION, INC.
                            -----------------------

             (Exact name of Registrant as specified in its charter)


            Delaware                    000-21843                75-2671582
            --------                    ---------                ----------
           (State or other            Commission             (I.R.S. Employer
           jurisdiction of            File Number           Identification No.)
            incorporation



          500 West Texas, Suite 200
              Midland, Texas                                       79701
         ----------------------------                             ---------
           (Address of principal                                 (Zip Code)
            executive offices)


      Registrant's Telephone Number, including area code:  (915) 498-8600



                                Not applicable
-------------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)

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Item 5.  Other Events.

Adoption of Rights Agreement and Rights Dividend

     On June 10, 1999, the Board of Directors of Titan Exploration, Inc. (the "Company") authorized and declared a dividend of one Right (a "Right") for each outstanding share of Common Stock, par value $.01 per share ("Common Stock"), of the Company (the "Common Shares"). The dividend is payable on July 1, 1999 (the "Record Date") to the holders of record of the Common Shares at the close of business on that date. In addition, the Company has authorized the issuance of one Right with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined). When exercisable each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Shares"), at a price of $30.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and First Union National Bank, as Rights Agent (the "Rights Agent").

     Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15 percent or more of the outstanding Common Shares and (ii) 10 business days (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) following the commencement of, or first public announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of affiliated or associated persons of 15 percent or more of the outstanding Common Shares (the earlier of such dates being herein referred to as the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of a Summary of Rights to Purchase Preferred Shares ("Summary of Rights"), in substantially the form attached to the Rights Agreement as Exhibit C, attached thereto.

     The Rights Agreement excludes Natural Gas Partners, L.P., Natural Gas Partners II, L.P. and NGP Louisiana Partners, L.P. and their respective affiliates and associates (collectively, the "Excluded Parties") from causing the Rights to become exercisable until such time as the Excluded Parties collectively own 35% or more of Titan's outstanding stock. The Excluded Parties presently own an aggregate of approximately 30% of Titan's common stock. The exception for the Excluded Parties shall terminate once the Excluded Parties are the beneficial owners of an aggregate of less than 15 percent of the shares of Common Stock of the Company.

     The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for

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Common Shares outstanding on or after the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on June 9, 2009 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

     Preferred Shares purchasable upon exercise of the Rights will not be subject to redemption by the Company. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $.01 per share but will be entitled to an aggregate dividend of 100 multiplied times the dividend declared per Common Share. In the event of liquidation, the holder of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $1.00 per share but will be entitled to an aggregate payment of 100 multiplied times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 multiplied times the amount received per Common Share. These rights are protected by customary antidilution provisions.

     Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

     In the event that the Company is acquired in a merger or other business combination transaction or 50 percent or more of its consolidated assets or earning power are sold after a person or group of affiliated or associated persons has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise

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thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be null and void and nontransferable), will thereafter have the right to receive upon exercise that number of Common Shares of the Company having a market value of two times the exercise price of the Right.

     At any time after any person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of 50 percent or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become null and void and nontransferable), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent in such Purchase Price. The Company may, but shall not be required to, issue fractions of a Preferred Share (other than one one-hundredth of a Preferred Share or any integral multiple thereof, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

     At any time prior to the close of business on the tenth day following a public announcement that an Acquiring Person has become such an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The time at which the Rights are redeemed by the Company is herein referred to as the "Redemption Date." Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price.

     At any time prior to the Distribution Date and subject to the last sentence of this paragraph, the terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including without limitation an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of 0.001 percent and the largest percentage of the outstanding Common Shares then known by the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10 percent. From and after the Distribution Date and subject to applicable law, the terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of Rights Certificates to, among other things, make any other provisions in regard to matters under the Rights Agreement that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of the Rights or Right Certificates (other than an Acquiring Person or an affiliate or associate of an Acquiring Person). The terms of the Rights may not be amended to (i) reduce the Redemption

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Price (except as required by antidilution provisions) or (ii) provide for an earlier Final Expiration Date.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The Preferred Shares shall rank, with respect to the payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Company, junior to all other series of preferred stock of the Company, unless the Board of Directors of the Company shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of any such other series and the qualifications, limitations and restrictions thereof.

     As of May 28, 1999, there were 37,934,675 Common Shares issued and outstanding, and an aggregate of an additional 6,510,000 Common Shares reserved for issuance under the Company's employee stock option plans. One Right will be distributed to holders of the Common Stock for each Common Share owned of record by them on July 1, 1999. One Right will be issued with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date. In certain circumstances, the Company may issue Rights with respect to Common Shares issued following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date. The Company's Board of Directors has initially reserved for issuance upon exercise of the Rights 515,000 Preferred Shares, which number is subject to adjustment from time to time in accordance with the Rights Agreement.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company in a manner or on terms not approved by the Board of Directors. The Rights, however, should not deter any prospective offeror willing to negotiate in good faith with the Board of Directors, nor should the Rights interfere with any merger or business combination approved by the Board of Directors of the Company prior to an Acquiring Person's acquiring 15 percent or more of the Common Shares.

     A copy of the Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights is filed as an exhibit to this Registration Statement and incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

Bylaw Amendment

     The Board of Directors of the Company adopted an Amendment to the Bylaws of the Company that restricts the ability of stockholders of the corporation to call special meetings of the stockholders of the corporation. As a result of such amendment, special meetings of the stockholders for any purpose or purposes may be called only by the Chairman of the Board or the President. The Amendment to the Company's Bylaws is attached hereto as Exhibit 3.

                                       4
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Severance Agreements

     The Board of Directors of the Company has approved the form of an Officer Severance and Retention Bonus Agreement (the "Severance Agreement") to be entered into with each of the officers of the Company which contains, among other things, "change of control" severance provisions. A "Change of Control" is deemed to have occurred for purposes of the Severance Agreement if (i) individuals who, as of the date of the agreement, constitute the Board of Directors of Titan (the "Incumbent Board") cease for any reason to constitute at least 51% of such Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such person were a member of the Incumbent Board; (ii) the stockholders of the Company approve a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or of a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company; (iii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, or (iv) the Company is to be dissolved and liquidated.

     Upon the occurrence of a Termination Event (as defined in the Severance Agreement), the officer will be entitled to receive, among other benefits, (i) three times the officer's base annual salary, (ii) continuation of any life insurance maintained by the Company for a period of eighteen months and (iii) payment of all medical and dental insurance premiums until the officer obtains other employment. A Termination Event occurs if, at any time during the one year period following a Change of Control, the Company terminates the officer's employment for any reason other than for Cause (as defined in the Severance Agreement) or the officer voluntarily terminates his or her own employment following: (i) a material change in the officer's duties immediately prior to the Change of Control; (ii) a reduction in the officer's annual base salary;
(iii) a material diminution of the officer's eligibility to participate in any bonus, stock option or other incentive compensation plans and other benefits; or
(iv) any required relocation of the officer of more than thirty miles. A Termination Event also occurs if the officer and the Company, or any successor thereto, shall fail to reach an agreement, on or prior to the date of closing of a Change of Control transaction, as to the terms of the officer's employment following such Change of Control, which terms must be acceptable to such officer in his or her sole discretion.

     Under the terms of the Severance Agreement, the officer will receive a retention bonus equal to three times his or her annual salary as compensation for continuing his or her employment for one year after a Change of Control occurs, if he or she executes a general release in the form required by the Severance Agreement.

     In the event of a Change of Control, the Company or any successor thereto (or an affiliate of the Company or any successor thereto) must also take such action as may be necessary or appropriate to amend any option to purchase the Company Common Stock held by such officer to provide that such option will not terminate as a result of or in connection with the officer's termination of

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employment with the Company or any successor thereto (or an affiliate of the
Company or any successor thereto) for reasons other than Cause, but may continue to be exercised following such termination of employment until the date on which such options otherwise would terminate or expire.

     The foregoing description of the Severance Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Severance Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Option grants and extensions

     On June 10, 1999, the Board of Directors of the Company granted to officers of the Company options to purchase an aggregate of 183,266 shares of Common Stock of the Company under the 1996 Incentive Plan. The options vest over a four-year period and have an exercise price equal to the fair market value of the Common Stock on the date of grant. The Board of Directors also approved an extension to December 31, 2003 of the term of all options outstanding under its original option plan adopted in September of 1999 and an extension of two years of the term of each option outstanding under the 1996 Incentive Plan.

Adoption of 1999 Non-Officer Stock Option Plan

     On June 10, 1999, the Board of Directors of the Company adopted the 1999 Non-Officer Stock Option Plan. The 1999 Non-Officer Stock Option Plan is designed to attract and retain certain employees of the Company and its subsidiaries, to encourage the sense of proprietorship of such

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employees and to stimulate the active interest of the employees in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by granting nonqualified stock options, thereby providing such employees with an opportunity to acquire a proprietary interest in the growth and performance of the Company and its Subsidiaries. Under the 1999 Non-Officer Stock Option Plan, options for up to 200,000 shares of Common Stock may be granted during the ten year life of the Stock Option Plan. The foregoing description of the 1999 Non-Officer Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the 1999 Non-Officer Stock Option Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)    Exhibits

Item               Exhibit
----               -------

3                  Amendment to Bylaws of Titan Exploration, Inc.

4 Rights Agreement, dated as of June 10, 1999, between Titan Exploration, Inc. and First Union National Bank

10.1               Form of Severance Agreement

10.2               1999 Non-Officer Stock Option Plan


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            TITAN EXPLORATION, INC.



Date:  June 11, 1999        By:  /s/  Jack D. Hightower
                                 ----------------------
                                 Jack D. Hightower,
                                 Chairman, President and Chief Executive Officer

                                       8
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                               INDEX TO EXHIBITS

Item                Exhibit
----                -------

3                   Amendment to Bylaws of Titan Exploration, Inc.

4 Rights Agreement, dated as of June 10, 1999, between Titan Exploration, Inc. and First Union National Bank

10.1                Form of Severance Agreement

10.2                1999 Non-Officer Stock Option Plan


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